UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2008

Transfer Technology International Corp.
 (Exact name of Registrant as specified in its charter)
____________________

Delaware (State or other Jurisdiction of Incorporation or organization)	000-27131 (Commission File Number)	88-0381258 (IRS Employer I.D. No.)
___________________________

2203 North Lois Avenue, Suite 704
Tampa, Florida 33607
(813) 600-4081
(813) 872-9597
 (Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)
___________________________
2203 North Lois Avenue, Suite 929
Tampa, Florida 33607
(Former name or former address, if changed since last report)

Item 8.01	Other Events

The Company has moved its corporate headquarters from Suite 929 to Suite 704 in the same building.  Accordingly, the Company’s new address is 2203 North Lois Avenue, Suite 704, Tampa, Florida 33607.  The new location is larger and better accommodates the expanding business operations of the Company.
SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transfer Technology International Corp.

Dated: July 16, 2008                                                       By: /s/ Chris Trina
           Chris Trina
           Chief Executive Officer